MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC.         Two World Trade Center

LETTER TO THE SHAREHOLDERS February 29, 2000            New York, New York 10048

DEAR SHAREHOLDER:

As of February 29, 2000, assets in Morgan Stanley Dean Witter Liquid Asset Fund exceeded $19.2 billion, up 13 percent from a year earlier. The portfolio's average life was 76 days at the end of February, its annualized net investment income ratio for the six-month period ended February 29 was 5.16 percent and its annualized 30-day moving average yield was 5.44 percent.

MARKET OVERVIEW

During the six-month period ended February 29, 2000, the U.S. economy continued to display sustained strength propelled by gains in work force productivity, relatively low inflation and unemployment and recoveries in many overseas economies. In an effort to avoid increased inflationary pressures and an excessive pace of economic expansion, the Federal Reserve Board raised its key federal funds target rate in four steps from 4.75 percent to 5.75 percent between June 1999 and February 2000. Subsequently, on March 21, 2000, the federal funds rate was raised an additional 25 basis points to 6.00 percent. As a result of the Fed's actions, investment rates available from money-market securities were higher during the six-month period just ended than in the previous six-month period. Accordingly, the net yield provided by the Fund has been in a generally rising pattern from late June 1999 through February 2000.

PORTFOLIO COMPOSITION AND STRUCTURE

On February 29, 2000, approximately 77 percent of the Fund's portfolio was invested in high-quality commercial paper, 18 percent in federal agency and U.S. Treasury obligations, and the remaining 5 percent in short-term bank notes and certificates of deposit issued by financially strong commercial banks. At the end of the period, approximately 82 percent of the Fund's holdings were due to mature in less than four months. Therefore, we believe the Fund is well positioned for stability of value with a very high degree of liquidity. As always, we try to operate the Fund in a conservative manner without the use of derivatives or

MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC.

structured notes, which might fluctuate excessively with changing interest rates. We believe that the Fund continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money market conditions.

LOOKING AHEAD

While we anticipate some moderation in the pace of economic activity during the year ahead, we expect that the economy's growth rate could remain stronger than the Federal Reserve Board believes desirable over the long run. As a result, future meetings of the Federal Open Market Committee may result in further upward adjustments for short-term interest rates.

We appreciate your ongoing support of Morgan Stanley Dean Witter Liquid Asset Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC.

PORTFOLIO OF INVESTMENTS February 29, 2000 (unaudited)

                                                                        ANNUALIZED
PRINCIPAL                                                                YIELD ON
AMOUNT IN                                                                DATE OF            MATURITY
THOUSANDS                                                                PURCHASE             DATE               VALUE
---------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL PAPER (78.2%)
             Banking (6.0%)
$   70,000   Bank of America Corp....................................      6.00%            03/23/00        $    69,747,611
   200,000   Citicorp................................................  5.80 - 5.83    03/21/00 - 03/29/00       199,247,222
    40,000   Mellon Funding Corp.....................................      6.03             05/30/00             39,407,000
   400,000   Morgan (J.P.) & Co. Inc.................................  5.92 - 6.00    03/31/00 - 04/10/00       397,559,417
   120,000   Wachovia Corp...........................................  5.55 - 6.14    03/01/00 - 07/28/00       118,270,358
   335,000   Wells Fargo & Co........................................  5.89 - 6.05    03/31/00 - 04/25/00       332,666,500
                                                                                                            ---------------
                                                                                                              1,156,898,108
                                                                                                            ---------------

             Computer Hardware (1.0%)
   200,000   IBM Credit Corp.........................................      5.81             03/29/00            199,104,000
                                                                                                            ---------------

             Diversified Financial Services (7.0%)
   390,000   Associates First Capital Corp...........................  5.77 - 5.97    03/08/00 - 05/17/00       387,340,086
   975,000   General Electric Capital Corp...........................  5.51 - 6.34    03/02/00 - 11/02/00       956,115,889
                                                                                                            ---------------
                                                                                                              1,343,455,975
                                                                                                            ---------------

             Finance - Automotive (13.5%)
   840,000   DaimlerChrysler North America Holding Corp..............  5.90 - 6.08    03/07/00 - 05/19/00       833,234,722
   930,000   Ford Motor Credit Co....................................  5.71 - 5.92    03/02/00 - 04/25/00       925,925,570
   835,000   General Motors Acceptance Corp..........................  5.76 - 5.80    03/03/00 - 03/23/00       832,975,611
                                                                                                            ---------------
                                                                                                              2,592,135,903
                                                                                                            ---------------

             Finance - Consumer (6.6%)
   580,000   American Express Credit Corp............................  5.82 - 5.88    03/24/00 - 04/12/00       577,438,467
   700,000   New Center Asset Trust..................................  5.77 - 5.96    03/06/00 - 05/08/00       696,349,875
                                                                                                            ---------------
                                                                                                              1,273,788,342
                                                                                                            ---------------

             Finance - Corporate (5.3%)
   380,000   CIT Group Inc. (The)....................................  5.76 - 6.01    03/14/00 - 05/31/00       377,266,644
   650,000   Ciesco, L.P.............................................  5.83 - 6.00    03/08/00 - 05/26/00       645,737,631
                                                                                                            ---------------
                                                                                                              1,023,004,275
                                                                                                            ---------------

             International Banks (31.3%)
   100,000   ANZ (DE) Inc............................................      6.08             03/28/00             99,551,500
   750,000   Abbey National North America Corp.......................  5.91 - 6.01    03/06/00 - 04/27/00       745,515,597
   900,000   Barclays U.S. Funding Corp..............................  5.81 - 5.83    03/21/00 - 04/05/00       896,251,778
   250,000   Canadian Imperial Holdings Inc..........................      6.01             05/31/00            246,265,208
   150,000   CBA (Delaware) Finance Inc..............................      6.10             03/17/00            149,599,333
   245,000   Cregem North America Inc................................  5.92 - 6.05    03/01/00 - 04/20/00       243,846,111
   858,000   Deutsche Bank Financial Inc.............................  5.77 - 6.06    03/23/00 - 06/01/00       851,784,126

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC.

PORTFOLIO OF INVESTMENTS February 29, 2000 (unaudited) continued


                                                                        ANNUALIZED
PRINCIPAL                                                                YIELD ON
AMOUNT IN                                                                DATE OF            MATURITY
THOUSANDS                                                                PURCHASE             DATE               VALUE
---------------------------------------------------------------------------------------------------------------------------
$  510,000   Dresdner U.S. Finance Inc...............................  5.80 - 5.98%   03/10/00 - 05/11/00   $   506,563,792
   400,000   Internationale Nederlanden (U.S.) Funding Corp..........  6.01 - 6.05    03/13/00 - 03/24/00       398,895,500
   135,000   KFW International Finance Inc...........................      5.95             04/05/00            134,234,813
   940,000   Societe Generale N.A. Inc...............................  5.81 - 6.11    03/24/00 - 05/24/00       931,496,257
   570,000   Toronto-Dominion Holdings (USA) Inc.....................  5.78 - 6.00    03/15/00 - 04/19/00       567,038,467
   255,000   UBS Finance (Delaware) LLC..............................  6.19 - 6.22    09/28/00 - 09/29/00       246,113,464
                                                                                                            ---------------
                                                                                                              6,017,155,946
                                                                                                            ---------------

             Investment Bankers/Brokers/Services (4.4%)
   855,000   Goldman Sachs Group Inc.................................  5.80 - 6.25    03/07/00 - 04/28/00       850,207,792
                                                                                                            ---------------

             Major Chemicals (0.5%)
   100,000   Dupont (E.I.) De Nemours & Co...........................      5.96             05/17/00             98,746,611
                                                                                                            ---------------

             Major U.S. Telecommunications (2.6%)
   500,000   AT&T Corp...............................................      5.93       05/04/00 - 05/05/00       494,768,333
                                                                                                            ---------------

             TOTAL COMMERCIAL PAPER (Amortized Cost $15,049,265,285)......................................   15,049,265,285
                                                                                                            ---------------

             U.S. GOVERNMENT & AGENCY OBLIGATIONS (18.2%)
   190,000   Federal Farm Credit Banks...............................  5.94 - 6.26    10/24/00 - 01/02/01       182,001,661
   773,000   Federal Home Loan Banks.................................  4.90 - 6.22    03/31/00 - 12/29/00       740,924,981
   900,000   Federal Home Loan Mortgage Corp.........................  5.54 - 6.50    03/16/00 - 02/01/01       873,877,461
 1,462,000   Federal National Mortgage Assoc.........................  4.91 - 6.45    03/20/00 - 01/26/01     1,411,340,593
   300,000   U.S. Treasury Bills.....................................  5.75 - 5.92    04/27/00 - 12/07/00       295,559,170
                                                                                                            ---------------

             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Amortized Cost $3,503,703,866)...................    3,503,703,866
                                                                                                            ---------------

             SHORT-TERM BANK NOTES (4.8%)
   720,000   Bank of America, N.A....................................  5.87 - 6.00    03/22/00 - 05/30/00       720,000,000
   150,000   Bank One, N.A...........................................      5.97             03/03/00            150,000,000
    50,000   First USA Bank, N.A.....................................      5.97             03/01/00             50,000,000
                                                                                                            ---------------
             TOTAL SHORT-TERM BANK NOTES (Amortized Cost $920,000,000)....................................      920,000,000
                                                                                                            ---------------

             CERTIFICATE OF DEPOSIT (0.5%)
   100,000   U.S. Bank, N.A. (Amortized Cost $100,000,000)...........      6.04             04/17/00            100,000,000
                                                                                                            ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC.

PORTFOLIO OF INVESTMENTS February 29, 2000 (unaudited) continued


                                                                        ANNUALIZED
PRINCIPAL                                                                YIELD ON
AMOUNT IN                                                                DATE OF            MATURITY
THOUSANDS                                                                PURCHASE             DATE               VALUE
---------------------------------------------------------------------------------------------------------------------------
             REPURCHASE AGREEMENT (0.1%)
$    8,917   The Bank of New York (dated 02/29/00; proceeds
              $8,918,044) (a) (Identified Cost $8,916,635)...........     5.688%            03/01/00        $    8,916,635
                                                                                                            ---------------

             TOTAL INVESTMENTS (Amortized Cost $19,581,885,786) (b)...........................     101.8%
                                                                                                            19,581,885,786

             LIABILITIES IN EXCESS OF OTHER ASSETS...............................................    (1.8)    (353,912,444)
                                                                                                   -------  ---------------

             NET ASSETS.........................................................................   100.0%  $19,227,973,342
                                                                                                   =======  ===============


---------------------
(a) Collateralized by $8,542,890 Federal Home Loan Mortgage Corp. 6.643% due 03/15/25 valued at $8,586,618 and $508,382 U.S. Treasury Bill 5.64% due
    06/01/00 valued at $508,382.
(b) Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2000 (unaudited)

ASSETS:
Investments in securities, at value
 (amortized cost $19,581,885,786)...........................  $19,581,885,786
Cash........................................................           90,001
Receivable for:
    Interest................................................       15,432,534
    Capital stock sold......................................        2,572,992
Prepaid expenses and other assets...........................          942,133
                                                              ---------------

    TOTAL ASSETS............................................   19,600,923,446
                                                              ---------------

LIABILITIES:
Payable for:
    Capital stock repurchased...............................      366,606,371
    Investment management fee...............................        4,031,379
    Plan of distribution fee................................        1,521,321
Accrued expenses and other payables.........................          791,033
                                                              ---------------

    TOTAL LIABILITIES.......................................      372,950,104
                                                              ---------------

    NET ASSETS..............................................  $19,227,973,342
                                                              ===============

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $19,227,276,315
Accumulated undistributed net investment income.............          697,027
                                                              ---------------

    NET ASSETS..............................................  $19,227,973,342
                                                              ===============

NET ASSET VALUE PER SHARE,
 19,227,947,509 shares outstanding
 (25,000,000,000 shares authorized of $.01 par value).......            $1.00
                                                              ===============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC.

STATEMENT OF OPERATIONS
For the six months ended February 29, 2000 (unaudited)

NET INVESTMENT INCOME:

INTEREST INCOME.............................................  $528,207,665
                                                              ------------

EXPENSES
Investment management fee...................................    24,366,779
Transfer agent fees and expenses............................    19,083,618
Plan of distribution fee....................................     8,576,664
Registration fees...........................................       599,884
Shareholder reports and notices.............................       336,343
Custodian fees..............................................       207,668
Professional fees...........................................        35,551
Directors' fees and expenses................................         8,566
Other.......................................................       101,857
                                                              ------------

    TOTAL EXPENSES..........................................    53,316,930
                                                              ------------

    NET INVESTMENT INCOME...................................   474,890,735

    NET REALIZED GAIN.......................................         6,400
                                                              ------------

NET INCREASE................................................  $474,897,135
                                                              ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC.

STATEMENT OF CHANGES IN NET ASSETS
                                                      FOR THE SIX        FOR THE YEAR
                                                      MONTHS ENDED           ENDED
                                                    FEBRUARY 29, 2000   AUGUST 31, 1999
---------------------------------------------------------------------------------------
                                                       (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.............................   $   474,890,735    $   784,350,026
Net realized gain.................................             6,400             64,606
                                                     ---------------    ---------------

    NET INCREASE..................................       474,897,135        784,414,632
                                                     ---------------    ---------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.............................      (474,880,298)      (784,356,132)
Net realized gain.................................            (6,400)           (64,606)
                                                     ---------------    ---------------

    TOTAL DIVIDENDS AND DISTRIBUTIONS.............      (474,886,698)      (784,420,738)
                                                     ---------------    ---------------

Net increase from capital stock transactions......     1,352,509,602      2,554,105,804
                                                     ---------------    ---------------

    NET INCREASE..................................     1,352,520,039      2,554,099,698

NET ASSETS:
Beginning of period...............................    17,875,453,303     15,321,353,605
                                                     ---------------    ---------------

    END OF PERIOD
    (Including undistributed net investment income
    of $697,027 and $686,590, respectively).......   $19,227,973,342    $17,875,453,303
                                                     ===============    ===============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC.

NOTES TO FINANCIAL STATEMENTS February 29, 2000 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Liquid Asset Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objectives are high current income, preservation of capital and liquidity. The Fund was incorporated in Maryland on September 3, 1974 and commenced operations on September 22, 1975.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued at amortized cost, which approximates market value.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions as of the close of each business day.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of the daily net assets not exceeding $500 million; 0.425% to the portion of the daily net assets exceeding $500 million but not exceeding

MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC.

NOTES TO FINANCIAL STATEMENTS February 29, 2000 (unaudited) continued

$750 million; 0.375% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.35 billion; 0.325% to the portion of the daily net assets exceeding $1.35 billion but not exceeding $1.75 billion; 0.30% to the portion of the daily net assets exceeding $1.75 billion but not exceeding $2.15 billion; 0.275% to the portion of the daily net assets exceeding $2.15 billion but not exceeding $2.5 billion; 0.25% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $15 billion; 0.249% to the portion of the daily net assets exceeding $15 billion but not exceeding $17.5 billion; and 0.248% to the portion of the daily net assets exceeding $17.5 billion.

Under the terms of the Agreement, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Directors determine to reimburse, as described below. The following activities and services may be provided by the Distributor, Dean Witter Reynolds Inc. ("DWR"), its affiliates and other selected broker-dealers under the Plan:
(1) compensation to, and expenses of, sales representatives and other employees of DWR and other selected broker-dealers including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparation, printing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of

MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC.

NOTES TO FINANCIAL STATEMENTS February 29, 2000 (unaudited) continued


0.15% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended February 29, 2000, the distribution fee was accrued at the annual rate of 0.09%.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended February 29, 2000 aggregated $37,656,183,102 and $36,616,603,631, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At February 29, 2000, the Fund had transfer agent fees and expenses payable of approximately $62,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended February 29, 2000 included in Directors' fees and expenses in the Statement of Operations amounted to $2,996. At February 29, 2000, the Fund had an accrued pension liability of $52,594 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. CAPITAL STOCK

Transactions in capital stock, at $1.00 per share, were as follows:

                                                                 FOR THE SIX       FOR THE YEAR
                                                                MONTHS ENDED           ENDED
                                                              FEBRUARY 29, 2000   AUGUST 31, 1999
                                                              -----------------   ---------------
                                                                 (unaudited)
Shares sold.................................................    31,442,176,508     50,418,894,458
Shares issued in reinvestment of dividends and
 distributions..............................................       473,688,308        782,640,290
Shares issued in connection with the acquisition of Dean
 Witter Retirement Series -- Liquid Asset Series............         --                12,732,710
                                                               ---------------    ---------------
                                                                31,915,864,816     51,214,267,458
Shares repurchased..........................................   (30,563,355,214)   (48,660,161,654)
                                                               ---------------    ---------------
Net increase................................................     1,352,509,602      2,554,105,804
                                                               ===============    ===============

MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC.

NOTES TO FINANCIAL STATEMENTS February 29, 2000 (unaudited) continued

6. ACQUISITION OF DEAN WITTER RETIREMENT SERIES -- LIQUID ASSET SERIES

As of the close of business on September 11, 1998, the Fund acquired all the net assets of Dean Witter Retirement Series -- Liquid Asset Series ("Retirement Liquid Asset") pursuant to a plan of reorganization approved by the shareholders of Retirement Liquid Asset on August 19, 1998. The acquisition was accomplished by a tax-free exchange of 12,732,710 shares of the Fund at a net asset value of $1.00 per share for 12,732,710 shares of Retirement Liquid Asset. The net assets of the Fund and Retirement Liquid Asset immediately before the acquisition were $15,729,214,021 and $12,732,710, respectively. Immediately after the acquisition, the combined net assets of the Fund amounted to $15,741,946,731.

MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC.

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                          FOR THE SIX                 FOR THE YEAR ENDED AUGUST 31,
                                                         MONTHS ENDED      ----------------------------------------------------
                                                       FEBRUARY 29, 2000     1999       1998       1997       1996       1995
-------------------------------------------------------------------------------------------------------------------------------
                                                          (unaudited)
SELECTED PER SHARE DATA:

Net asset value, beginning of period.................        $ 1.00          $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                             ------          ------     ------     ------     ------     ------

Net investment income from operations................         0.026           0.046      0.052      0.050      0.050      0.053

Less dividends from net investment income............        (0.026)         (0.046)    (0.052)    (0.050)    (0.050)    (0.053)
                                                             ------          ------     ------     ------     ------     ------

Net asset value, end of period.......................        $ 1.00          $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                             ======          ======     ======     ======     ======     ======

TOTAL RETURN.........................................          2.61%(1)        4.74%      5.29%      5.13%      5.15%      5.41%

RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................          0.58%(2)        0.59%      0.61%      0.62%      0.63%      0.65%

Net investment income................................          5.16%(2)        4.61%      5.11%      5.01%      5.02%      5.28%

SUPPLEMENTAL DATA:
Net assets, end of period, in millions...............       $19,228         $17,875    $15,321    $13,166    $11,389    $10,359

---------------------
(1) Not annualized.
(2) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

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DIRECTORS
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Jonathan R. Page
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.


MORGAN STANLEY
DEAN WITTER
LIQUID ASSET FUND

[PHOTO]
Semiannual Report
February 29, 2000